Exhibit 99.1

Ticker: PEER INVESTOR PRESENTATION PeerStream, Inc. | OTCQB: PEER June 2019

Safe Harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "began," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "would" and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

- our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies;
- our ability to effectively market and generate revenue from our software licensing and technology implementation services;
- the ability of ProximaX Limited ("ProximaX") to have sufficient resources to make payments to us upon our completion of the remaining performance milestones under our technology services agreement;
- our ability to generate and maintain active subscribers and to maintain engagement with our user base;
- development and acceptance of blockchain technologies and the continuing growth of the blockchain industry;
- the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants;
- legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services;
- risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency;
- our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PeerStream Protocol;
- our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity;
- our ability to develop, establish and maintain strong brands;
- the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies;
- our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements;
- our reliance on our executive officers; and
- our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws.

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PeerStream is a Communications Software Innovator

Developing enhanced security and privacy solutions for video, voice, and data transmission targeting consumer, government and enterprise clients

Core Technology

Pioneers in Multimedia Communication Software

80 Technologists in 4 tech centers*

26 Patents, licensed to MSFT, Sony, etc.

Social Video Apps for Consumers

Since 1998

paltalk.

camfrog

Billions of multimedia messages sent to nearly half a billion users

Secure Communications Software

Since 2017

PEERSTREAM PROTOCOL

backchannel

Software powering secure multimedia messaging and data streaming

Market Data (as of 5/31/19)

Ticker (OTCQB)	PEER
Price	$3.59
52 Week Range	$1.05 - 7.50
Market Cap	$24.4 MM
Enterprise Value	$19.1 MM
Avg. Daily Vol (30 day)	<1,000
Shares Outstanding	6.9 MM

* Includes contractors

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Ticker: PEER Investment Highlights 4 Entrepreneurial management team building on 20 years of history of pioneering communications technology to deliver leading edge security and privacy solutions $45 billion information security market 1 driven by data breach disasters and government regulation is experiencing rapid growth Near - term commercial ready deployment of innovative PeerStream Protocol and Backchannel solution suite expected in second half of 2019 Strong balance sheet and cash flow from social video consumer apps to support growth initiatives 4 1 Source: Gartner, August 2018. Excludes portion of the entire $124 billion market attributable to service fees and hardware/in fra structure security.

Ticker: PEER Jason Katz Chairman, President + COO Eric Sackowitz Alex Harrington CEO CTO • Joined PeerStream in 2014 and is also serving as interim CFO/Principal Financial Officer • CEO of MeetMoi, a mobile dating pioneer (sold to Match.com) • SVP of Strategy & Operations for Zagat (acquired by Google) • MBA from Wharton and a B.A. from Williams College • Joined PeerStream in 2013 • VP of Technology and Product, World Wrestling Entertainment (WWE) • VP of Technology Operations at Digitalsmiths Corp (sold to TiVo) and predecessor company Gotuit Media • Director, Broadcast Operations and IT at CBS Corporation • B.S. from SUNY Albany • Founder of A.V.M. Software, predecessor company of PEER • Authority on instant messaging as well as web - based voice and video • Co - founder of MJ Capital, a money management firm • J.D. from NYU Law and a B.A. from the University of Pennsylvania 5 Seasoned Leadership with Diverse and Complementary Expertise 5

Communications & Data Security Market Opportunity

Data Breaches Are Occurring with Alarming Frequency...

In 2018, 635 data breaches exposed over 1.36 billion data records.
Source: Privacy Rights Clearinghouse

Marriott Hacking Exposes Data of Up to 500 Million Guests
The New York Times 11/30/18

Under Armour says data breach affected about 150 million MyFitnessPal accounts
CNBC 3/29/18

...With Massive Economic Consequences...

Ed tech company Chegg plunges after disclosing data breach
CNBC

Equifax Has Spent Nearly $1.4bn on Breach Costs
InfoSecurity Magazine 5/4/2019

...And Regulatory Pressure...

Large GDPR Fines Are Imminent, EU Privacy Regulators Say
THE WALL STREET JOURNAL. 5/3/19

California Passes Sweeping Law to Protect Online Privacy
The New York Times 6/28/18

...Collectively Driving a $45 Billion Market.

- Gartner, Inc. forecasts the 2019 global information security market at approximately $44.5 billion[1]
- This cybersecurity segment has experienced approximately 10.3% annual growth since 2017[1]

1. Gartner 8/2018. Excludes the portion of the overall $124 billion market attributable to service fees and hardware/infrastructure security

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Ticker: PEER The Challenge: Secure Public Network Communications Private Network Private Network Communication Flow via Public Internet Communication and data flows become vulnerable while traversing the internet IP Spoofing Attack Man - in - the - middle Cloning Attack Social Engineering 7 Leading security technologies today still have limitations Security Solution How it Works Benefit Vulnerabilities End - to - End Encryption Transport servers can deliver but not decode message data Confidentiality of message content Metadata can be exposed (e.g., sender identity). Encryption can be defeated if device OS is hacked. Onion Routing Layers of encryption obscure the data transmission path and/or end points Identity control (e.g., anonymity) for sender and recipient Subject to “traffic confirmation” attacks. No intrinsic encryption from end point. 7

Our Innovative Communications Security Suite

PSP and Backchannel offer network transport level and end-user experience security solutions, respectively, which we believe addresses security shortcomings of popular industry solutions

PEERSTREAM PROTOCOL

Intelligent Routing and Encryption for Communications and Data Transport

- Secure end-to-end encryption assures confidentiality
- Multi-layer transport encryption based on onion routing
- Intelligent routing similar to TOR hidden services protects end-point/user identity and geolocation backchannel

Front-end complement to PSP for cross platform secure end-user communications

- Ephemeral communications
- Developing hardware-based encryption and carrier-level identity attestation[1]
- Capability for compliance and audit options to meet regulatory requirements

1. Hardware encryption via partnership with Rivetz. Carrier identity attestation through partnership with Telefonica.

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Ticker: PEER Secure Communications: Commercial Strategy 9 9 ● Addresses vulnerabilities in data exchange between field offices, remote workers, vendors, brokers, attorneys, etc. ● Software - based solution avoids expensive and conspicuous hardware ● Policy - based controls allow organizations to configure confidentiality boundaries and address regulatory compliance • Multi - year software license (recurring revenue) • Upfront integration and customization fees • Multi - year service and support contracts Potential Benefits for Enterprises and Governments Commercial Model

Ticker: PEER Secure Communications: Target Industry Applications 10 Target Sector Subsector / Industry Sample Applications Government Federal ● US Special Ops: permits use of consumer - grade mobile devices by global field operatives for low - profile, secure and anonymous communication ● Cross - agency secure comms and data exchange - DHS, FBI, CIA, NSA, FEMA State/Local ● Law enforcement, first responders, emergency relief comms and alerts applications coordinating cross departmental and federal/state/local agencies International ● Analogous applications to US Federal Private Enterprise Telecom ● Terrestrial/satellite carrier/ISP enhanced security applications ● Customer support with GDPR and PCI compliance Healthcare ● Inter - hospital comms/data, telemedicine, HIPPA - compliant patient interactions Financial Services ● Secure and identity controlled comms and data transfer between financial advisors, broker - dealers, customers in banking and trading applications 10

Go-to-Market Strategy in $45 Billion[1] Info Security Market

Software Commercial Readiness

- PSP code complete, available on public test net for 3rd party developers
- Expect to enter ElevenPaths test lab in June 2019 for PSP protocol validation
- Full commercial deployment of PSP / Backchannel security solution expected in second half of 2019

Capability-Expanding Partnerships

- ProximaX (first customer) live implementation of PSP
- Telefonica/Rivetz partnership offers hardware-based encryption
- Building strategic partners that compliment PSP's core value offering
- Engaging subject matter experts for access to government decision-makers

Building Sales Pipeline

Active sales and BD efforts targeting enterprise and government

- Sales to government directly and through contractors
- Direct and channel partner sales to enterprises with secure comms/data requirements
- Anticipate commercial licenses starting in Q4 2019

[1]Source: Gartner, August 2018. Excludes portion of the entire $124 billion market attributable to service fees and hardware/infrastructure security.

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Ticker: PEER US - focused, worldwide video chat community targeting users over 35 Asia - centric video chat community targeting users from 18 - 35 US - focused video chat community targeting users 18 - 35 SHARED COMMON INTERESTS 24/7 ENTERTAINMENT A PLATFORM FOR FREE EXPRESSION CONNECTION TO FAMILY/FRIENDS Consumer Apps Business: Social Video Apps 12 One of the world’s leading live video chat communities with 20 year of history enabling users to connect and communicate across multiple devices, offering: Billions of multimedia messages sent to nearly half a billion users 12

Ticker: PEER Investments to Drive Social Video Business Growth 13 More Proactive User Acquisition ● Ramping up promotional video content on social media platforms (e.g., Instagram) to increase following ● More disciplined PPC marketing to drive positive ROI Live video streaming market was $10.1 billion in 2018 and growing rapidly 1 1. Source: gamesindustry.biz article 10/31/18 Enhancements to Social Video Apps to Drive Growth ● Investing in live streaming talent and content to build audience engagement and monetization ● Adding features to facilitate meeting and 1:1 social interaction ● “Props” by YouNow integration, a reward system to incentivize community - building and user retention

Ticker: PEER Subscriptions • Freemium model with subscriptions that expand access and unlock status Advertising Revenue • Driven by ad networks and direct - to - advertiser relationships Virtual Gifts and Micro - transactions • Virtual gifts enhance status and build relationships • Micro - transactions permit one - time premium access CONSUMER APPS ENTERPRISE SOFTWARE USER MONETIZATION TODAY EMERGING REVENUE STREAMS Licensing Services Support Business Model with Multiple Emerging Revenue Streams 14 14

Ticker: PEER • Q1 2019 revenue of $4.9MM increased 19.7% vs. Q1 2018 , includes $1.7MM of technology services revenue • Net income improved $1.5MM vs. Q1 2018, driven in part by gain on sale of dating services • Q1 2019 Adjusted EBITDA 1 improved $0.4MM vs. Q1 2018 Financial Highlights 1 Adjusted EBITDA is a non - GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net income (loss), the mos t directly comparable financial measure calculated in accordance with GAAP. 15

Ticker: PEER Strong Balance Sheet to Support Growth Initiatives 16 $000s March 31, 2019 Cash and Cash Equivalents $5,269 Digital Tokens $833 Total Assets $21,446 Deferred Revenue $3,121 Total Liabilities $5,159 Shareholder’s Equity $16,287 Total Liabilities and Shareholders Equity $21,446 Other Considerations: • Board of Directors recently authorized stock repurchase program for up to $500K of our common stock • At 12/31/18, PeerStream had a NOL of approximately $20.2 MM

Ticker: PEER Key Takeaways 17 17 Entrepreneurial management team building on 20 years of history of pioneering communications technology to deliver leading edge security and privacy solutions $45 billion information security market 1 driven by data breach disasters and government regulation is experiencing rapid growth Near - term commercial ready deployment of innovative PeerStream Protocol and Backchannel solution suite expected in second half of 2019 Strong balance sheet and cash flow from social video consumer apps to support growth initiatives 1 Source: Gartner, August 2018. Excludes portion of the entire $124 billion market attributable to service fees and hardware/in fra structure security.

Ticker: PEER Contacts: Kirin Smith / Stephanie Prince PCG Advisory Group ksmith@pcgadvisory.com 646 - 863 - 6519 ir@peerstream.com 18 THANK YOU PeerStream, Inc. | Ticker: PEER

Ticker: PEER Non - GAAP Financial Measures Adjusted EBITDA is defined as net income (loss) adjusted to exclude net income (loss) from discontinued operations, interest inc ome, net, income tax benefit (expense), depreciation and amortization expense, impairment loss on digital tokens and stock - based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company’s management and its Board of Directors to understand and evaluate the Company’s core operating performance and trends, to develop short - and long - te rm operational plans, and to allocate resources to expand the Company’s business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful meas ure for period - to - period comparisons of the cash operating income generated by the Company’s business. The Company believes that Adjusted EBITDA is useful to investors and others to understan d a nd evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors. Management also uses non - GAAP financial measure s internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial in formation is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. Some limitations of Adjusted EBITDA as a financial measure include that: • Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortizatio n e xpense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; (iii) reflect the impairment loss on digital tokens; or (iv) conside r t he potentially dilutive impact of stock - based compensation; and • Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Ad jus ted EBITDA at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider this non - GAAP financial information along with other financial performance mea sures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, r est ricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP. The following unaudited table presents a reconciliation of net income (loss), the most directly comparable financial measure cal culated and presented in accordance with GAAP, to Adjusted EBITDA for the year ended December 31, 2018 and the three months ended March 31, 2019 and 2018 (in thousands): Non - GAAP Reconciliation: Adjusted EBITDA 19